Olstein Strategic Opportunities Fund	[Logo]
Class A (Ticker Symbol: OFSAX)	The Olstein Funds
Class C (Ticker Symbol: OFSCX)

Summary Prospectus October 31, 2012

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information which contain information about the Fund and its risks. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.olsteinfunds.com/how_to_invest.html. You can also get this information at no cost by calling (800) 799-2113, by sending an e-mail request to info@olsteinfunds.com or by asking any financial adviser, bank or broker-dealer who offers shares of the Fund. The Fund’s statutory prospectus and statement of additional information, both dated October 31, 2012, are incorporated by reference into this Summary Prospectus (that is, they are legally a part of this Summary Prospectus).

Investment Objectives

The Fund’s primary investment objective is long-term capital appreciation and its secondary objective is income.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Olstein Funds. More information about these and other discounts is available from your financial adviser and in the Fund’s statutory prospectus under the section entitled “Shareholder Information” on page 29, and in the Fund’s statement of additional information under the section entitled “Distributor” on page 26.

Shareholder Fees	Class A	Class C
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the value of the shares upon redemption within one year of purchase)	None [1]	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fees	None [2]	None [2]
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[3]	0.73%	0.73%
Total Annual Fund Operating Expenses[4]	1.98%	2.73%
Management Fee Waiver/Expense Reimbursement[4]	(0.38)%	(0.38)%
Net Expenses[4]	1.60%	2.35%

[1]	Purchases of $1 million or more, or purchases into account(s) with accumulated value of $1 million or more, that were not subject to a front-end sales charge are subject to a contingent deferred sales charge of 1.00% if sold within one year of the purchase date.
[2]	The Transfer Agent charges a fee (currently $15) for each wire redemption and for redemption proceeds sent by overnight courier.
[3]	Other Expenses include acquired fund fees and expenses, which were less than 0.01% of the Fund’s average net assets.
[4]	OCM has contractually agreed to waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of both Class A shares and Class C shares of the Fund to 1.35%, exclusive of 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses or costs, including but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and liquidations (collectively, “non-routine expenses.”) OCM may seek reimbursement of its waived fees and expenses borne under certain circumstances. This contractual fee waiver will remain in effect until at least October 28, 2013.

Expense Example: The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period, unless otherwise indicated. The examples also assume that you earn a 5% return each year and that the Fund’s operating expenses remain the same. Please note that the one-year numbers below are based on the Fund’s net expenses resulting from the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,102	$1,526	$2,701
Class C (assuming sale of all shares at end of period)	$338	$811	$1,411	$3,033
Class C (assuming no sale of shares)	$238	$811	$1,411	$3,033

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.53% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objectives by investing primarily in common stocks of small- and mid-sized companies (“small-cap” or “mid-cap” stocks) that the Fund’s investment adviser, Olstein Capital Management, L.P. (“OCM”), believes are selling at a significant discount to OCM’s proprietary cash flow-based calculation of private market value. For purposes of this investment policy, the Fund considers “small- and mid-sized companies” to be companies with market capitalization values (share price multiplied by the number of shares of common stock outstanding) within the range represented in the Russell 2500TM Index (as of August 31, 2012, the Index’s average market capitalization was approximately $2.74 billion).

The stock selection process involves an accounting-driven, free cash flow-based, value-oriented approach that emphasizes looking behind the numbers of financial statements based on the belief that the price of a common stock may not reflect the intrinsic value of the issuing company’s underlying business. The stock selection process emphasizes assessing downside risk before considering upside potential, with a particular emphasis on the evaluation of a company’s financial risk as determined by the strength and conservatism of its balance sheet, its ability to produce future excess free cash flow and the quality of its earnings.

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OCM believes that the management of small- to mid-sized companies face unique strategic choices, challenges and problems, often as a result of the company’s size or expectations for growth. The Fund may employ a distinctive approach that involves engaging as an activist investor in small- to mid-sized companies where OCM perceives that such an approach is likely to add value to the investment process. As a shareholder activist, OCM may make significant investments in small- to mid-sized public companies that it believes are substantially undervalued, often seeking to influence management to undertake specific steps to increase shareholder value. Although the Fund does not have strict limits regarding the size (market capitalization) of companies in which it will invest, the emphasis on small- and mid-sized companies allows the Fund to make significant investments in such companies, which may increase the probability that management will act upon OCM’s strategic recommendations. OCM often focuses on “deep value” situations where it believes that the public market price does not reflect OCM’s estimate of the company’s intrinsic value, or where there is an identifiable impediment to the recognition of private market value. In such situations, OCM will normally approach company management on a cooperative basis offering strategic advice and transactional experience.

When evaluating stocks for the Fund, OCM emphasizes an inferential analysis of financial statements as it seeks to identify early warning alerts (which may not be recognized by the investing public) of directional changes in a company’s future ability to generate normalized free cash flow as well as its potential to grow. When assessing normalized free cash flow and the quality of earnings, OCM checks the accounting practices and assumptions utilized to construct financial statements against the economic reality of a company’s business.

OCM believes stock prices often fall below a company’s private market value as a result of a short-term focus on, or even an overreaction to, negative information regarding the company or its industry, or to just plain negative market psychology. The Fund seeks to capitalize on market volatility and the valuation extremes specific to a company by purchasing its stock at prices that OCM believes can result in above-average capital appreciation if the deviation between stock price and OCM’s estimate of the company’s private market value is corrected by market forces or other catalysts that change perceptions.

Although the Fund uses several valuation methods to determine private market value, all methods emphasize expected future free cash flow after capital expenditures and working capital needs under the assumption that intelligent use of cash flow can build meaningful shareholder value over time. The Fund’s bottom-up analysis seeks to identify companies with unique business fundamentals and a competitive edge, which usually provide a greater predictability of free cash flow. Companies with free cash flow have the potential to enhance shareholder value by increasing dividends, repurchasing shares, reducing debt, engaging in strategic acquisitions, withstanding an economic downturn without adopting harmful short term strategies or being an attractive acquisition target.

The Fund may invest up to 20% of its net assets in foreign securities, but the Fund’s foreign investments will be limited to investments in developed countries, rather than countries with developing or emerging markets.

Main Risks

There can be no assurance that the Fund will achieve its objectives. Each of the risks listed below has the potential (individually or in any combination) to affect adversely the net asset value of the Fund and cause you to lose money.

Stock Market Risk: The Fund is subject to the risk that stock prices may decline over short or even extended periods of time.

Management Risk: The investment techniques used by OCM may not produce the desired results and cause the Fund to underperform its benchmarks or mutual fund peers.

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Small- and Mid-Sized Company Risk: Small- and mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals.

Value Investing Style Risk: The Fund uses a value-oriented investment approach. However, a particular value stock may not increase in price as anticipated by OCM (and may actually decline in price) if other investors fail to recognize the stock’s value or if a catalyst that OCM believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree anticipated.

Liquidity Risk: Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like to sell the security, which can have a negative impact on Fund performance. The Fund may invest in small- and mid-sized companies, which may have a smaller “float” (the number of shares that are available to trade) and attract less market interest, and, therefore, may be subject to liquidity risk.

Foreign Investing Risk: Investing in foreign companies typically involves more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include risks related to currency exchange rate fluctuations, country or government specific issues (for example, terrorism, war, social and economic instability, currency devaluations, and restrictions on foreign investment or the movement of assets), unfavorable trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Performance

The bar chart and tables shown below illustrate the variability of the Fund’s returns. The bar chart indicates the risks of investing in Class C shares of the Fund by showing the changes in the performance of the Class C shares of the Fund from year to year (on a calendar year basis). The tables show how the average annual returns of the Class A and Class C shares for the one-year, five-year and since-inception periods compare with those of the S&P 500® Index and Russell 2500TM Index. The S&P 500® Index represents a broad measure of market performance. The Russell 2500TM Index represents the market sector of small- and mid-sized companies in which the Fund invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting http://www.olsteinfunds.com or by calling (800) 799-2113.

Total Return for Class C as of 12/31*

2007	2008	2009	2010	2011
-5.81%	-38.58%	47.24%	26.73%	-8.26%

Total Return from January 1, 2012 to September 30, 2012: 14.58%

Best Quarter—Quarter ending June 30, 2009: 33.08%
Worst Quarter—Quarter ending December 31, 2008: -29.35%

*The above returns do not reflect the contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed if an investor redeems Class C shares within the first year of purchase. If the CDSC was reflected, returns would be less than those shown above.

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Average Annual Total Returns for the Periods Ending December 31, 2011

Class A1	1 Year	5 Years	Since Inception (11/1/06)
Return Before Taxes	-12.71%	-0.57%	0.11%
Return After Taxes on Distributions	-12.71%	-0.60%	0.09%
Return After Taxes on Distributions and Sale of Fund Shares	-8.26%	-0.49%	0.09%
S&P 500® Index (w/dividends reinvested)	2.11%	-0.25%	0.53%
Russell 2500TM Index (w/dividends reinvested)	-2.51%	1.24%	2.20%
Indices reflect no deductions for fees, expenses or taxes

Class C	1 Year[2]	5 Years	Since Inception (11/1/06)
Return Before Taxes	-9.18%	-0.19%	0.52%
Return After Taxes on Distributions	-9.18%	-0.21%	0.50%
Return After Taxes on Distributions and Sale of Fund Shares	-5.96%	-0.17%	0.43%
S&P 500® Index (w/dividends reinvested)	2.11%	-0.25%	0.53%
Russell 2500TM Index (w/dividends reinvested)	-2.51%	1.24%	2.20%
Indices reflect no deductions for fees, expenses or taxes

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[1]	The total return figures for Class A include the maximum front-end sales charge of 5.50% imposed on purchases.
[2]	The 1 Year total return figures for Class C assume that the shareholder redeemed at the end of the first year and paid the CDSC of 1.00%. The average annual total returns for Class C shown for 5 Years and Since Inception do not include the CDSC because there is no CDSC if shares are held longer than 1 year.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown. These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

Investment Adviser and Portfolio Managers

The Fund’s investment adviser is Olstein Capital Management, L.P.

Portfolio Manager	Title	Length of Service
Robert A. Olstein	Chairman, Chief Executive Officer, Chief Investment Officer and Co-Portfolio Manager	Since inception

Eric R. Heyman	Director of Research and Co-Portfolio Manager	Since inception

Purchase and Sale of Fund Shares

Shareholders may purchase and sell shares on each day that the Fund is open for business, which is normally any day that the New York Stock Exchange is open for unrestricted trading.

Minimum Investment	Initial	Subsequent
Regular Accounts	$1,000	$100
		$(1,000 by wire	)
Qualified Retirement Plans or IRAs	$1,000	$100

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The Fund reserves the right to vary the initial and subsequent minimum investment requirements at any time.

To Place Purchase and Sale Orders:

Mail:	Overnight:	Phone/Wire:
[Name of Fund and Class]	[Name of Fund and Class]	(800) 799-2113
c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street 3rd Floor Milwaukee, WI 53202	Representatives are available 9 a.m. - 8 p.m. Eastern Time, Monday through Friday. Telephone Redemptions must be no less than $100 and no greater than $50,000

Please refer to the Fund’s statutory prospectus and the statement of additional information for more information regarding the purchase and sale of Fund shares.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a financial adviser, broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit the financial intermediary’s website for more information.

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